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                                                                   Exhibit 10.4

[LOGO]   Principal Life Insurance Company
         Raleigh, NC 27612                               THE EXECUTIVE
         1-800-999-4031                          NONQUALIFIED "EXCESS" PLAN(SM)
         A member of the Principal Financial Group(R)

                              ADOPTION AGREEMENT

      THIS AGREEMENT is the adoption by Union Bankshares, Inc. (the "Employer") of the Executive Nonqualified Excess Plan ("Plan").

                             W I T N E S S E T H:
                             --------------------

      WHEREAS, the Employer desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and

      WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder, and shall apply to amounts deferred after January 1, 2005, and to amounts deferred under the terms of any predecessor plan which are not earned and vested before January 1, 2005; and

      WHEREAS, the Employer has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan, and Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement;

      NOW, THEREFORE, the Employer hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

                                   ARTICLE I

      Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

DD 2319-1                                                                2/2006
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                                  ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6 Committee: The duties of the Committee set forth in the Plan shall be satisfied by:

      ___   (a)    The administrative committee of at least three individuals appointed by the Board to serve at the pleasure of the Board.

      ___   (b)    Employer.

      XX    (c)    Compensation Committee.
      ___

2.7 Compensation: The "Compensation" of a Participant shall mean all of a
Participant's:

      XX    (a)    Base salary.
      ___

      XX    (b)    Service Bonus.
      ___

      ___   (c)    Performance-Based Compensation earned in a period of 12
                   months or more.

      ___   (d)    Commissions.

      ___   (e)    Compensation received as an Independent Contractor
                   reportable on Form 1099.

      ___   (f)    Employer Contributions Only.

      XX    (g)    Compensation derived by being a member of the board of
      ___          either Union Bankshares or Union Bank.

2.8 Crediting Date: The Deferred Compensation Account of a Participant shall be credited with the amount of any Participant Deferral to such account at the time designated below:

      ___   (a)    The last business day of each Plan Year.

      ___   (b)    The last business day of each calendar quarter during the
                   Plan Year.

      ___   (c)    The last business day of each month during the Plan Year.

      ___   (d)    The last business day of each payroll period during the Plan
                   Year.

      ___   (e)    Each pay day as reported by the Employer.

      XX    (f)    Any business day on which the Participant Deferral is
      ___          received by the Provider.

      ___   (g)    Other: ______________________________________________.

DD 2319-1                              2                                 2/2006
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2.12 Effective Date:

      XX    (a)    This is a newly-established Plan, and the Effective Date of
      ___          the Plan is December 6, 2006.

      ___   (b)    This is an amendment and restatement of a plan named
                   _______________________________ with an effective date of
                   ____________. The Effective Date of this amended and
                   restated Plan is _____________. This is amendment number
                   ___.

2.18 Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

      ___   (a)    Age ___.

      XX    (b)    The later of age _55_ or the _5th_ anniversary of the
      ___          participation commencement date. The participation
                   commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

      ___   (c)    Other: _______________________________________________.

2.22 Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:


   Name of Employer              Address           Telephone No.       EIN
   ----------------              -------           -------------       ---

                           20 Lower Main St.,
Union Bankshares, Inc.        P.O. Box 667         (802) 888-6600   03-0283552
----------------------    ---------------------    --------------   ----------
                          Morrisville, VT 05661
                          ---------------------


   Name of Employer              Address           Telephone No.       EIN
   ----------------              -------           -------------       ---

                           20 Lower Main St.,
      Union Bank              P.O. Box 667         (802) 888-6600   03-0286322
----------------------    ---------------------    --------------   ----------
                          Morrisville, VT 05661
                          ---------------------

2.24 Plan: The name of the Plan as applied to the Employer is


     The Nonqualified Excess Plan of Union Bankshares, Inc. & Subsidiaries
     ---------------------------------------------------------------------

DD 2319-1                              3                                 2/2006
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2.25 Plan Administrator: The Plan Administrator shall be:

      ___   (a)    Committee.

      XX    (b)    Employer.
      ___

      ___   (c)    Other: _______ .

2.27 Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.35 Trust:

      ___   (a)    The Employer does desire to establish a "rabbi" trust for
                   the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

      ___   (b)    The Employer does not desire to establish a "rabbi" trust
                   for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

      XX    (c)    The Employer desires to establish a "rabbi" trust for the
      ___          purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan upon the occurrence of a Change in Control.

4.1 Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.7 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the
Committee:

      XX    (a)    Base salary:
      ___
                        maximum deferral: $__________ or ____75____%

      XX    (b)    Service Bonus:
      ___
                        maximum deferral: $__________ or ____90____%

      ___   (c)    Performance-Based Compensation:

                        maximum deferral: $__________ or __________%

      XX    (d)    Directors & Committee fees:
      ___
                        maximum deferral: $__________ or __________%

      ___   (e)    Participant deferrals not allowed.

DD 2319-1                              4                                 2/2006
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4.2 Employer Credits: The Employer will make Employer Credits in the following manner:

      ___   (a)    Employer Discretionary Credits: The Employer may make
            discretionary credits to the Deferred Compensation Account of each Participant in an amount determined as follows:

            ___    (i)    An amount determined each Plan Year by the Employer.

            ___    (ii)   Other: _________________________________________.


      ___   (b)    Employer Profit Sharing Credits: The Employer may make
            profit sharing credits to the Deferred Compensation Account of each Participant in an amount determined as follows:

            ___    (i)    An amount determined each Plan Year by the Employer.

            ___    (ii)   Other: _________________________________________.

      ___   (c)    Other: ____________________________________________________.

      XX    (d)    Employer Credits not allowed.
      ___

5.3 Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

      ___   (a)    An amount to be determined by the Committee.

      ___   (b)    Other: _______________________________________________.

      XX    (c)    No additional benefits.
      ___

DD 2319-1                              5                                 2/2006
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5.4 In-Service Distributions: In-service accounts are permitted under the Plan:

      XX    (a)    Yes, with respect to:
      ___
                   XX     Participant Deferral Credits only.
                   ___
                   ___    Employer Credits only.
                   ___    Participant Deferral and Employer Credits.

                   In-service distributions may be made in the following manner:
                   XX     Single lump sum payment.
                   ___
                   XX     Annual installment payments over no more than
                   ___    _6_ years.

                   If applicable, amounts not vested at the specified time of distribution will be:

                   ___    Forfeited
                   ___    Distributed annually when vested

      ___   (b)    No in-service distributions permitted.

5.5 Education Distributions: Education accounts are permitted under the Plan:

      XX    (a)    Yes, with respect to:
      ___

                   XX     Participant Deferral Credits only.
                   ___
                   ___    Employer Credits only.
                   ___    Participant Deferral and Employer Credits.


                   Education distributions may be made in the following manner:

                   XX     Single lump sum payment.
                   ___
                   XX     Annual installment payments over no more than
                   ___    _6_ years.

                   If applicable, amounts not vested at the specified time of distribution will be:

                   ___    Forfeited
                   ___    Distributed annually when vested

      ___   (b)    No education distributions permitted.

5.6 Change in Control: Participant may elect to receive distributions under the Plan upon a Change in Control:

      ___   (a)    Yes, Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control.

      XX    (b)    Participants may not elect to have accounts distributed upon
      ___   a Change in Control.

DD 2319-1                              6                                 2/2006
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6.1 Payment Options: Any benefit payable under the Plan upon a Qualifying
Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participant Deferral Agreement:

      1. Separation from Service other than Retirement (Retirement is defined by the Employer)

      XX    (a)    A lump sum in cash as soon as practicable following the date
      ___          of the Qualifying Distribution Event.

      XX    (b)    Approximately equal annual installments over a term certain
      ___          as elected by the Participant upon his entry into the Plan not to exceed _5_ years.

      ___   (c)    Other: _______________________________________________.

      2.    Separation from Service due to Retirement

      XX    (a)    A lump sum in cash as soon as practicable following the date
      ___          of the Qualifying Distribution Event.

      XX    (b)    Approximately equal annual installments over a term certain
      ___          as elected by the Participant upon his entry into the Plan not to exceed _15_ years.

      ___   (c)    Other: _______________________________________________.

      3.    Death

      XX    (a)    A lump sum in cash upon the date of the Qualifying
      ___          Distribution Event.

      XX    (b)    Approximately equal annual installments over a term certain
      ___          as elected by the Participant upon his entry into the Plan not to exceed _5_ years.

      ___   (c)    Other: _______________________________________________.

DD 2319-1                              7                                 2/2006
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      4.    Disability

      XX    (a)    A lump sum in cash upon the date of the Qualifying
      ___          Distribution Event.

      XX    (b)    Approximately equal annual installments over a term certain
      ___          as elected by the Participant upon his entry into the Plan not to exceed _5_ years.

      ___   (c)    Other: _______________________________________________.

      5.    Change in Control

      ___   (a)    A lump sum in cash upon the date of the Qualifying
                   Distribution Event.

      ___   (b)    Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed _____ years.

      ___   (c)    Other: _______________________________________________.

      XX    (d)    Not applicable (if not permitted in 5.6)
      ___

6.2 De Minimis Amounts. Notwithstanding any payment election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment if the payment accompanies the termination of the Participant's entire interest in the Plan and the amount of such payment does not exceed $10,000.

DD 2319-1                              8                                 2/2006
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7. Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:

      ___   (a)    Normal Retirement Age.

      ___   (b)    Death.

      ___   (c)    Disability.

      ___   (d)    Change in Control.

      ___   (e)    Other: _______________________________________________.

      ___   (f)    Satisfaction of the vesting requirement specified below:


            ___    Employer Discretionary Credits:

                   ___    (i)    Immediate 100% vesting.

                   ___    (ii)   100% vesting after _________ Years of Service.

                   ___    (iii)  100% vesting at age ____.

                   ___    (iv)   Number of Years                        Vested
                                   of Service                         Percentage
                                 ---------------                      ----------

                                 Less than 1                             ___%
                                           1                             ___%
                                           2                             ___%
                                           3                             ___%
                                           4                             ___%
                                           5                             ___%
                                           6                             ___%
                                           7                             ___%
                                           8                             ___%
                                           9                             ___%
                                          10 or more                     ___%

                   For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

                   ___    (1)    First Day of Service.

                   ___    (2)    Effective Date of the Plan Participation.

                   ___    (3)    Each Crediting Date. Under this option (3),
                                 each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer
                                 Discretionary Credit is made to his or her Deferred Compensation Account. Notwithstanding the vesting schedule elected above, all Employer Discretionary Credits to the Deferred
                                 Compensation Account shall be 100% vested upon the following event(s): ______________________.

DD 2319-1                              9                                 2/2006

            ___    Employer Profit Sharing Credits:

                   ___    (i)    Immediate 100% vesting.

                   ___    (ii)   100% vesting after _________ Years of Service.

                   ___    (iii)  100% vesting at age ____.

                   ___    (iv)   Number of Years                        Vested
                                   of Service                         Percentage
                                 ---------------                      ----------

                                 Less than 1                             ___%
                                           1                             ___%
                                           2                             ___%
                                           3                             ___%
                                           4                             ___%
                                           5                             ___%
                                           6                             ___%
                                           7                             ___%
                                           8                             ___%
                                           9                             ___%
                                          10 or more                     ___%

                   For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

                   ___    (1)    First Day of Service.

                   ___    (2)    Effective Date of the Plan Participation.

                   ___    (3)    Each Crediting Date. Under this option (3),
                                 each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Profit
                                 Sharing Credit is made to his or her Deferred
                                 Compensation Account. Notwithstanding the vesting schedule elected above, all Employer
                                 Profit Sharing Credits to the Deferred
                                 Compensation Account shall be 100% vested upon the following event(s): _____________________.

DD 2319-1                             10                                 2/2006
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            ___    Other Employer Credits:

                   ___    (i)    Immediate 100% vesting.

                   ___    (ii)   100% vesting after _________ Years of Service.

                   ___    (iii)  100% vesting at age ____.

                   ___    (iv)   Number of Years                        Vested
                                   of Service                         Percentage
                                 ---------------                      ----------

                                 Less than 1                             ___%
                                           1                             ___%
                                           2                             ___%
                                           3                             ___%
                                           4                             ___%
                                           5                             ___%
                                           6                             ___%
                                           7                             ___%
                                           8                             ___%
                                           9                             ___%
                                          10 or more                     ___%

                   For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

                   ___    (1)    First Day of Service.

                   ___    (2)    Effective Date of the Plan Participation.

                   ___    (3)    Each Crediting Date. Under this option (3),
                                 each Employer Credit shall vest based on the
                                 Years of Service of a Participant from the
                                 Crediting Date on which each Employer Credit
                                 is made to his or her Deferred Compensation
                                 Account. Notwithstanding the vesting schedule
                                 elected above, all other Employer Credits to
                                 the Deferred Compensation Account shall be
                                 100% vested upon the following event(s):
                                 _________________________________.

14. Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section 13 of the Plan shall be amended to read as provided in attached Exhibit A.

DD 2319-1                             11                                 2/2006

17.9 Construction: The provisions of the Plan and Trust (if any) shall be construed and enforced according to the laws of the State of Vermont, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

      IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.

                                       Union Bankshares, Inc.
                                       ----------------------
                                       Name of Employer

                                       By:
                                           ____________________________________
                                       Authorized Person

                                       Date: __________________________________


                                       Union Bank
                                       ----------
                                       Name of Employer

                                       By:
                                           ____________________________________
                                       Authorized Person

                                       Date:___________________________________

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. The Employer should obtain legal and tax advice from its professional advisors before adopting the Plan. Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.

DD 2319-1                             12                                 2/2006
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                                   Exhibit A

The Participant's beneficiary shall be the person or persons designated by the Participant on the beneficiary designation form provided by and filed with the Committee or its designee. If the Participant does not designate a beneficiary, the beneficiary shall be his Surviving Spouse or Civil Union Partner as defined by the state of Vermont. If the Participant does not designate a beneficiary and has no Surviving Spouse/Civil Union Partner, the beneficiary shall be the Participant's estate. The designation of a beneficiary may be changed or revoked only by filing a new beneficiary designation form with the Committee or its designee. If a beneficiary (the "primary beneficiary") is receiving or is entitled to receive payments under the Plan and dies before receiving all of the payments due him, the balance to which he is entitled shall be paid to the contingent beneficiary, if any, named in the Participant's current beneficiary designation form. If there is no contingent beneficiary, the balance shall be paid to the estate of the primary beneficiary. Any beneficiary may disclaim all or any part of any benefit to which such beneficiary shall be entitled hereunder by filing a written disclaimer with the Committee before payment of such benefit is to be made. Such a disclaimer shall be made in a form satisfactory to the Committee and shall be irrevocable when filed. Any benefit disclaimed shall be payable from the Plan in the same manner as if the beneficiary who filed the disclaimer had predeceased the Participant.

DD 2319-1                             13                                 2/2006